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                                                                  Execution Copy

                                 AMENDMENT NO. 3
                      TO MASTER LOAN AND SECURITY AGREEMENT

      This AMENDMENT NO. 3, dated as of June 12, 2001 (this "AMENDMENT"), to the Master Loan and Security Agreement, dated as of December 1, 2000, as amended by Amendment No. 1 thereto, dated as of April 2, 2001 and further amended by Amendment No. 2 thereto, dated as of May ___, 2001 (the "LOAN AND SECURITY AGREEMENT"), is between NC Capital Corporation and Morgan Stanley Dean Witter Mortgage Capital Inc.

                                   WITNESSETH:

      WHEREAS, the parties hereto desire to amend paragraph (t) of Part I of
Schedule I to the Loan and Security Agreement;

      WHEREAS, pursuant to the Section 11.4 of the Loan and Security Agreement, the parties hereto are permitted to amend the Loan and Security Agreement;

      NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. DEFINITIONS. Capitalized terms used herein but not defined shall have the meanings set forth in the Loan and Security Agreement.

      SECTION 2. AMENDMENT. The Loan and Security Agreement is hereby amended as set forth below:

            Paragraph (t) of Part I of Schedule I is hereby amended and restated as follows:

            (t) ORIGINATION; PAYMENT TERMS. The Mortgage Loan was originated by or in conjunction with a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar banking institution which is supervised and examined by a federal or state authority. The Mortgage Interest Rate is adjusted, with respect to adjustable rate Mortgage Loans, on each Interest Rate Adjustment Date to equal the Index plus the Gross Margin (rounded up or down to the nearest .125%), subject to the Mortgage Interest Rate Cap. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, which installments of interest, with respect to adjustable rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than 30 years from commencement of amortization.

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      SECTION 3. SURVIVAL. Except as expressly amended hereby, the Loan and
Security Agreement shall continue in full force and effect in accordance with the provisions thereof and the Loan and Security Agreement is in all respects hereby ratified, confirmed and preserved. This Amendment and all its provisions shall be deemed a part of the Loan and Security Agreement in the manner and to the extent herein provided.

      SECTION 4. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      SECTION 5. GOVERNING LAW. This Amendment shall be governed by New York law without reference to its choice of law doctrine.

      SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

                                      * * *


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed as of this 12th day of June 2001.

                                        NC CAPITAL CORPORATION

                                        By: /s/ Kevin Cloyd
                                           -------------------------------------
                                           Name: Kevin Cloyd
                                           Title: Senior Vice President


                                        MORGAN STANLEY DEAN WITTER
                                        MORTGAGE CAPITAL INC.

                                        By: /s/ Andrew B. Newberger
                                           -------------------------------------
                                        Name: Andrew B. Newberger
                                        Title: Vice President


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